UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2025

SHARPS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41355	82-3751728
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

105 Maxess Road, Suite 124,

Melville, NY 11747

(Address of principal executive office) (Zip Code)

(631) 574-4436

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	STSS	Nasdaq Capital Market
Common Stock Purchase Warrants	STSSW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 19, 2025, Annemarie Tierney tendered her resignation as Independent Director of the Board of Directors (the “Board”) and member of the Audit Committee and the Compensation Committee of Sharps Technology, Inc. (the “Company”).

Ms. Tierney has raised concerns to management related to the potential conflicts of interests and related party transactions of the Company with Sol Edge Limited, our Consultant, and Sol Markets, our Strategic Advisor. The Company has previously disclosed that each are a related party and both wholly-owned and controlled by James Zhang, the brother of Alice Zhang, our Chief Investment Officer and director.

Additionally, each of Ms. Zhang, Paul Danner, our Executive Chairman, and Andrew Crescenzo, our Chief Financial Officer, will sit on our Treasury Oversight Committee. The Treasury Oversight Committee has direct oversight over the Consultant and Strategic Advisor. The Consultant and Strategic Advisor will each have a material influence on the operation and management of our digital asset treasury strategy by providing consulting and related services to us with respect to our Treasury Management Policy and Guidelines and strategic advice and guidance relating to our business, operations, growth initiatives and industry trends in the crypto technology sector, respectively.

Ms. Zhang’s husband Jason Hu is a senior member of the team at the Consultant that manages our digital assets.

Ms. Tierney was provided a copy of the disclosures made herein no later than the date of filing on this Form 8-K and has been provided with the opportunity to furnish the Company with a letter addressed to the Company stating whether or not she agrees with the statements made herein. Any letter received by the Company from Ms. Tierney will be filed as an exhibit to this form 8-K by way of amendment within 3 business days of receipt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sharps Technology, Inc.

Dated: December 23, 2025	By:	/s/ Paul K. Danner
	Name:	Paul K. Danner
	Title:	Principal Executive Officer